SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2002


                           INNOVATIVE MEDICAL SERVICES
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             (Exact name of registrant as specified in its charter)

                 California                           33-0530289
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      (State or other jurisdiction                 (I.R.S. Employer
    of incorporation or organization)             Identification No.)

                 1725 Gillespie Way, El Cajon, California 92020
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               (Address of principal executive offices)(Zip Code)

                                 (619) 596 8600
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              (Registrant's telephone number, including area code)



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Item 5.  Other Information

Innovative Medical Services held its annual shareholders meeting on March 11, 2002. At the Annual Meeting the following Proposals were approved by the shareholders:

Proposal No. 1.  Election of directors

                 The following directors were re-elected:

                 Gregory Barnhill
                 Dennis Brovarone
                 Gary Brownell, CPA
                 Patrick Galuska
                 Michael L. Krall
                 Eugene Peiser, PD
                 Donna Singer


Proposal No. 2. An amendment to the company's articles of incorporation to increase the company's authorized common stock from 20,000,000 to 50,000,000 shares .

Proposal No. 3. Adoption of the Innovative Medical Services 2002 Employee
                Incentive Stock Option Plan

Proposal No. 4. Adoption of the Innovative Medical Services 2002 Non-qualified
                Stock Option Plan



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

INNOVATIVE MEDICAL SERVICES
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(Registrant)

By /s/ Michael L. Krall
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       Michael L. Krall,   President
       March 15, 2002